SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
               ___________________________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 9, 1999



                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


     KANSAS                0-28936                   48-1008593
(State or other     (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification No.)
incorporation)


11301 Nall Avenue, Leawood, Kansas                 66211
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including
     area code:                              (913) 451-8050




                               None
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On September 6, 1999 Gold Banc Corporation, Inc.  ("Gold
Banc") entered into an Agreement and Plan of Reorganization to acquire American Bancshares, Inc., a Florida corporation. On
September 7, 1999, Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) announcing the execution of such Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

          EXHIBITS NO.        DESCRIPTION

                 2.1 Agreement and Plan of Reorganization, dated September 6, 1999, among Gold Banc
                              Corporation, Inc., Gold Banc Acquisition
                              Corporation XI, Inc., and American
                              Bancshares, Inc.

                10.1 Voting Agreement, dated September 6, 1999, among Gold Banc Corporation, Inc., J. Gary Russ, Ronald L. Larson, Timothy I. Miller, Dan E. Molter, Kirk D. Moudy, Lynn B. Powell, III, Walter L. Presha, R. Jay Taylor and Edward D. Wyke.

                99.1          Press Release, issued September 7, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 9, 1999.
                              GOLD BANC CORPORATION, INC.


                              By:  /s/ J. Craig Peterson
                                   J. Craig Peterson,
                                   Chief Financial Officer